                                                                  Exhibit 99


KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


----------------------------------------------------x
                                                    :
In re                                               :  Chapter 11
                                                    :
SOLUTIA INC., ET AL.,                               :  Case No. 03-17949 (PCB)
                                                    :
         Debtors.                                   :  (Jointly Administered)
                                                    :
----------------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

X   All Debtors                              Axio Research Corporation
---                                      ---

    Solutia Inc.                             Solutia Investments, LLC
---                                      ---

    Solutia Business Enterprises Inc.        Beamer Road Management Company
---                                      ---

    Solutia Systems, Inc.                    Monchem, Inc.
---                                      ---

    Solutia Overseas, Inc.                   Solutia Inter-America, Inc.
---                                      ---

    CPFilms Inc.                             Solutia International Holding, LLC
---                                      ---

    Solutia Management Company, Inc.         Solutia Taiwan, Inc.
---                                      ---

    Monchem International, Inc.              Solutia Greater China, Inc.
---                                      ---

                     MONTHLY OPERATING STATEMENT FOR THE
                           MONTH OF JULY 2005 (1)
                           ----------------------

    (1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


----------------------------------------------------x
                                                    :
In re                                               :  Chapter 11
                                                    :
SOLUTIA INC., ET AL.,                               :  Case No. 03-17949 (PCB)
                                                    :
         Debtors.                                   :  (Jointly Administered)
                                                    :
----------------------------------------------------x


                     MONTHLY OPERATING STATEMENT FOR THE
                             MONTH OF JULY 2005
                             ------------------

DEBTORS' ADDRESS:                      575 Maryville Centre Dr.
                                       St. Louis, MO 63141

DEBTORS' ATTORNEY:                     KIRKLAND & ELLIS LLP
                                       Richard M. Cieri (RC-6062)
                                       Jonathan S. Henes (JH-1979)
                                       Citigroup Center
                                       153 East 53rd Street
                                       New York, New York 10022-4675

CURRENT MONTH NET INCOME ($M):         $2

REPORT PREPARER:                       Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:       August 30, 2005                    /s/ Timothy J. Spihlman
                                               -----------------------
                                               Timothy J. Spihlman
                                               Vice President and Controller


Indicate if this is an amended statement by checking here:  _______

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)


                       MONTHLY DISBURSEMENTS BY DEBTOR
                         For the Month of July 2005



-------------------------------------------------------------------------------

Solutia Inc.                                                 $ 192,367,224.52
-------------------------------------------------------------------------------

Solutia Business Enterprises Inc.*                           $ --
-------------------------------------------------------------------------------

Solutia Systems, Inc. *                                      $ --
-------------------------------------------------------------------------------

Solutia Overseas, Inc. *                                     $ --
-------------------------------------------------------------------------------

CPFilms Inc.                                                 $ 10,405,187.02
-------------------------------------------------------------------------------

Solutia Management Company, Inc. *                           $ --
-------------------------------------------------------------------------------

Monchem International, Inc. *                                $ --
-------------------------------------------------------------------------------

Axio Research Corporation                                    $ 26.50
-------------------------------------------------------------------------------

Solutia Investments, LLC *                                   $ --
-------------------------------------------------------------------------------

Beamer Road Management Company *                             $ --
-------------------------------------------------------------------------------

Monchem, Inc. *                                              $ --
-------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                  $ 9,950.83
-------------------------------------------------------------------------------

Solutia International Holding, LLC *                         $ --
-------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                         $ 53,513.40
-------------------------------------------------------------------------------

Solutia Greater China, Inc. *                                $ --
-------------------------------------------------------------------------------


* These non-operating debtors had no constructive disbursements made on their behalf.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)


                           STATEMENT ON INSURANCE
                         For the Month of July 2005



         All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)


                               SOLUTIA GROUP*
              STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                            (DOLLARS IN MILLIONS)



                                                             MONTH ENDED
                                                            JULY 31, 2005
                                                        ---------------------
TOTAL NET SALES                                             $            225
TOTAL COST OF GOODS SOLD                                                 187
                                                        ---------------------
GROSS PROFIT                                                              38

TOTAL MAT EXPENSE                                                         24
                                                        ---------------------
OPERATING INCOME                                                          14

EQUITY EARNINGS FROM AFFILIATES                                            5
INTEREST EXPENSE                                                          (7)
OTHER INCOME, NET                                                          1

REORGANIZATION ITEMS:
   Professional fees                                                      (4)
                                                        ---------------------
INCOME BEFORE TAXES                                                        9
Income tax expense                                                         2
                                                        ---------------------
NET INCOME                                                  $              7
                                                        =====================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases

                        SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                            SOLUTIA GROUP*
       STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                         AS OF JULY 31, 2005


                                                                  (Dollars in
                                ASSETS                              millions)
                                ------                          ---------------
Cash                                                              $         86
Trade Receivables, net                                                     298
Inventories                                                                250
Other Current Assets                                                        89
                                                                ---------------
TOTAL CURRENT ASSETS                                                       723
Property, Plant and Equipment, net                                         799
Investments in Affiliates                                                  206
Intangible Assets, net                                                     111
Other Assets                                                               131
                                                                ---------------
TOTAL ASSETS                                                      $      1,970
                                                                ===============

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                  $        185
Short Term Debt                                                            300
Other Current Liabilities                                                  221
                                                                ---------------
TOTAL CURRENT LIABILITIES                                                  706
Long-Term Debt                                                             253
Other Long-Term Liabilities                                                258
                                                                ---------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                              1,217
LIABILITIES SUBJECT TO COMPROMISE                                        2,161
SHAREHOLDERS' DEFICIT                                                   (1,408)
                                                                ---------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                         $      1,970
                                                                ===============

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases

                                             SOLUTIA INC., ET. AL.,
                                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                            (Debtors in Possession)


                                                 SOLUTIA GROUP*
                                STATEMENT OF CONSOLIDATED CASH FLOWS (UNAUDITED)

                                             (DOLLARS IN MILLIONS)


                                                                                          MONTH ENDED
                                                                                         JULY 31, 2005
                                                                                      -------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES:
         Net income                                                                     $              7
         Depreciation and amortization                                                                10
         Changes in assets and liabilities:
           Trade receivables                                                                          (3)
           Inventories                                                                                (5)
           Accounts payable                                                                            9
           Other assets and liabilities                                                                3
                                                                                      -------------------
         NET CASH PROVIDED BEFORE REORGANIZATION ITEMS                                                21
         OPERATING CASH FLOWS - REORGANIZATION ITEMS:
           Professional services fees                                                                 (7)
           Other                                                                                      (1)
                                                                                      -------------------
                   NET CASH USED IN REORGANIZATION ITEMS                                              (8)
                                                                                      -------------------
                   NET CASH PROVIDED BY OPERATING ACTIVITIES                                          13
                                                                                      ===================

NET CASH USED IN INVESTING ACTIVITIES:
         Property, plant and equipment purchases                                                      (6)
         Other investing activities                                                                    1
                                                                                      -------------------
                   NET CASH USED IN INVESTING ACTIVITIES                                              (5)
                                                                                      ===================

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES:
         Other financing activities                                                                   (1)
                                                                                      -------------------
                   NET CASH USED IN FINANCING ACTIVITIES                                              (1)
                                                                                      ===================


NET INCREASE IN CASH AND CASH EQUIVALENTS                                                              7
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                        79
                                                                                      -------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                $             86
                                                                                      ===================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)


                         SOLUTIA CHAPTER 11 DEBTORS
              STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                            (DOLLARS IN MILLIONS)



                                                              MONTH ENDED
                                                             JULY 31, 2005
                                                         --------------------
TOTAL NET SALES                                            $             179
TOTAL COST OF GOODS SOLD                                                 157
                                                         --------------------
GROSS PROFIT                                                              22

TOTAL MAT EXPENSE                                                         18
                                                         --------------------
OPERATING INCOME                                                           4

EQUITY EARNINGS FROM AFFILIATES                                            6
INTEREST EXPENSE, NET                                                     (5)
OTHER INCOME, NET                                                          1

REORGANIZATION ITEMS:
  Professional fees                                                       (4)
                                                         --------------------
INCOME BEFORE TAXES                                                        2
Income Taxes                                                               -
                                                         --------------------
NET INCOME                                                 $               2
                                                         ====================

See Accompanying Notes to Consolidated Financial Statements.

                        SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)


                      SOLUTIA CHAPTER 11 DEBTORS
       STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                         AS OF JULY 31, 2005



                                                                         (Dollars in
                                                                          millions)
                                                                       ---------------
                             ASSETS
                             ------
Cash                                                                     $         18
Trade Receivables, net                                                            155
Account Receivables-Unconsolidated Subsidiaries                                    48
Inventories                                                                       156
Other Current Assets                                                               54
                                                                       ---------------
TOTAL CURRENT ASSETS                                                              431
Property, Plant and Equipment, net                                                675
Investments in Subsidiaries and Affiliates                                        533
Intangible Assets, net                                                            100
Other Assets                                                                       85
                                                                       ---------------
TOTAL ASSETS                                                             $      1,824
                                                                       ===============

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                         $        147
Short Term Debt                                                                   300
Other Current Liabilities                                                         147
                                                                       ---------------
TOTAL CURRENT LIABILITIES                                                         594
Other Long-Term Liabilities                                                       207
                                                                       ---------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                       801
LIABILITIES SUBJECT TO COMPROMISE                                               2,266
SHAREHOLDERS' DEFICIT                                                          (1,243)
                                                                       ---------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                                $      1,824
                                                                       ===============

See Accompanying Notes to Consolidated Financial Statements.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)


                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; specialty products such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc.). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "spinoff"). As a result of the spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (collectively, "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet by reducing indebtedness to appropriate levels, to streamline operations and reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern, and to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain postretirement benefits and liabilities under operating contracts, all of which were assumed by Solutia at the time of the spinoff (collectively, "legacy liabilities"). These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs have been an obstacle to Solutia's financial stability and success.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under bankruptcy court protection from creditors and claimants. Since the Chapter 11 filing, all orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the bankruptcy court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the bankruptcy court.

         As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to an order of the bankruptcy court. November 30, 2004 was the last date by which holders of pre-petition claims against the Debtors could file proofs of claim with respect to such claims. Any holder of a claim that was required to file a proof of claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution with respect to such claim. Differences between claim amounts identified by the Debtors and proofs of claim filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet fully completed its analysis of all the proofs of claim. Because the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         On June 7, 2005, Solutia reached an agreement-in-principle with Monsanto Company ("Monsanto") and the Official Committee of Unsecured Creditors in Solutia's Chapter 11 case (the "Unsecured Creditors' Committee") that will serve as a framework for Solutia's plan of reorganization. The agreement-in-principle is subject to the negotiation of definitive documents, approval by Solutia's board of directors and various other conditions and contingencies, some of which are not within the control of Solutia, Monsanto or the Unsecured Creditors' Committee. Until a plan of reorganization consistent with the terms of the agreement-in-principle is confirmed by the bankruptcy court, the terms of the agreement-in-principle are not binding upon any party.

         Under the agreement-in-principle, Solutia would emerge from bankruptcy as an independent publicly held company. The agreement-in-principle provides for $250 million of new investment in a reorganized Solutia which would be used to pay retiree benefits to those who retired prior to the spinoff, certain environmental remediation obligations of Solutia and other legacy liabilities. The $250 million would be raised in a rights offering to Solutia's unsecured creditors. Monsanto would be obligated to backstop the rights offering, exercising any rights not exercised by the unsecured creditors.

         The agreement-in-principle also provides that Monsanto would pay environmental remediation costs at sites that have not been owned or operated by Solutia, and to which waste has not been sent, since the spinoff, provides a mechanism for sharing between Monsanto and Solutia responsibility for environmental liabilities at certain sites adjacent to the Anniston, Alabama, and Sauget, Illinois, plant locations, and provides that Monsanto would contribute $107 million, less certain expenses incurred, and litigation settlement costs paid, by Monsanto during the course of Solutia's Chapter 11 case, to make distributions to the holders of certain unsecured claims, including current tort and other legacy litigation claims. The agreement-in-principle provides that Solutia will continue to pay its annual installment and education fund obligations relating to the August 2003 Anniston polychlorinated biphenyls ("PCBs") settlement and education fund obligations relating to the Anniston Partial Consent Decree.

         The agreement-in-principle provides for pay-off of Solutia's secured debt and debtor-in-possession financing from an exit financing package to be arranged by Solutia and does not require termination of Solutia's pension plans. However, the agreement-in-principle does not provide for distributions to the holders of Solutia's existing equity. Solutia's existing shares of common stock, as well as options and warrants to purchase its common stock, would be cancelled and holders of Solutia's common stock, including options and warrants to purchase Solutia's common stock, would receive no consideration for that stock or those options and warrants. Although the agreement-in-principle does not provide for any distributions to holders of Solutia's existing equity, the Official Committee of Equity Security Holders in Solutia's bankruptcy case has filed a complaint against Pharmacia and Monsanto and an objection to the proofs of claim filed by Monsanto and Pharmacia in Solutia's bankruptcy, arguing that holders of Solutia's existing equity are entitled to some form of distribution.

         Although the agreement-in-principle provides for distributions of common stock in a reorganized Solutia to holders of allowed unsecured claims, Solutia is unable to predict what recovery its plan of reorganization will provide to these holders of unsecured claims. The ultimate ownership interests in the reorganized Solutia held by Monsanto and other holders of unsecured claims will depend on, among other factors, the amount of allowed unsecured claims in the bankruptcy case and the number of rights exercised by unsecured creditors in the rights offering.

         Prior to exiting from Chapter 11, the bankruptcy court must confirm a plan of reorganization that satisfies the requirements of the U.S. Bankruptcy Code. As provided by the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date. The bankruptcy court has subsequently approved several extensions of the exclusivity period, the most recent of which is set to expire on October 10, 2005. Although Solutia expects to receive further extensions of the exclusivity period, no assurance can be given that any such future extension requests will be granted by the bankruptcy court.

         Solutia plans to file with the bankruptcy court a plan of reorganization and disclosure statement consistent with the terms of the agreement-in-principle that provide for Solutia's emergence from bankruptcy as a going concern. There can be no assurance, however, that such a plan of reorganization would be confirmed by the bankruptcy court or that such plan would be implemented successfully.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the statement of consolidated financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At July 31, 2005, total liquidity for the Solutia Group was approximately $219 million, consisting of $86 million of cash and DIP facility availability of $133 million. At July 31, 2005, total liquidity for the Solutia Chapter 11 Debtors was approximately $151 million, consisting of $18 million of cash and DIP facility availability of $133 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2004 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2005.

                                                     SOLUTIA INC., ET. AL.,
                                        Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                    (Debtors in Possession)


                                                   SOLUTIA CHAPTER 11 DEBTORS
                             SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                   MONTH ENDED JULY 31, 2005

                                                          PRE-PETITION            POST-PETITION                  TOTAL
                                                             AMOUNT                  AMOUNT                     AMOUNT
                                                      ---------------------   ----------------------     ----------------------
1.     GROSS SALARIES AND WAGES                                          -            21,854,526.58              21,854,526.58

2.     PAYROLL TAXES WITHHELD                                            -             5,650,995.83               5,650,995.83

3.     EMPLOYER PAYROLL TAX CONTRIBUTED                                  -             1,683,880.48               1,683,880.48

4.     GROSS TAXABLE SALES                                               -             1,115,923.60               1,115,923.60

5.     SALES TAXES COLLECTED                                             -               321,903.08                 321,903.08

6.     PROPERTY TAXES PAID                                               -                16,795.91                  16,795.91

7.     OTHER TAXES PAID                                                  -                 4,524.00                   4,524.00

                                                       SOLUTIA INC., ET. AL.,
                                          Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                      (Debtors in Possession)


                                                     SOLUTIA CHAPTER 11 DEBTORS
                               SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                     MONTH ENDED JULY 31, 2005


DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)
                                          PRE-PETITION      POST-PETITION         TOTAL                                    ITEM
      DEBTOR ENTITY          DATE            AMOUNT            AMOUNT             AMOUNT        TYPE OF TAX               NUMBER
------------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.               07/01/05                -         209,104.42         209,104.42  Employee Payroll Taxes           2
Solutia Inc.               07/06/05                -          89,207.85          89,207.85  Employee Payroll Taxes           2
Solutia Inc.               07/07/05                -         196,186.79         196,186.79  Employee Payroll Taxes           2
Solutia Inc.               07/11/05                -             406.65             406.65  Employee Payroll Taxes           2
Solutia Inc.               07/13/05                -         102,518.20         102,518.20  Employee Payroll Taxes           2
Solutia Inc.               07/14/05                -         106,763.12         106,763.12  Employee Payroll Taxes           2
Solutia Inc.               07/15/05                -       1,798,445.06       1,798,445.06  Employee Payroll Taxes           2
Solutia Inc.               07/20/05                -          96,151.44          96,151.44  Employee Payroll Taxes           2
Solutia Inc.               07/21/05                -         218,650.16         218,650.16  Employee Payroll Taxes           2
Solutia Inc.               07/22/05                -         205,393.40         205,393.40  Employee Payroll Taxes           2
Solutia Inc.               07/26/05                -           4,070.00           4,070.00  Employee Payroll Taxes           2
Solutia Inc.               07/27/05                -          28,229.14          28,229.14  Employee Payroll Taxes           2
Solutia Inc.               07/28/05                -          22,135.15          22,135.15  Employee Payroll Taxes           2
Solutia Inc.               07/29/05                -       1,992,035.77       1,992,035.77  Employee Payroll Taxes           2
Solutia Inc.               07/01/05                -          38,158.48          38,158.48  Employer Payroll Taxes           3
Solutia Inc.               07/06/05                -          26,141.34          26,141.34  Employer Payroll Taxes           3
Solutia Inc.               07/07/05                -          64,310.95          64,310.95  Employer Payroll Taxes           3
Solutia Inc.               07/11/05                -             105.15             105.15  Employer Payroll Taxes           3
Solutia Inc.               07/13/05                -          29,169.87          29,169.87  Employer Payroll Taxes           3
Solutia Inc.               07/14/05                -          29,758.17          29,758.17  Employer Payroll Taxes           3
Solutia Inc.               07/15/05                -         571,991.67         571,991.67  Employer Payroll Taxes           3
Solutia Inc.               07/20/05                -          27,848.87          27,848.87  Employer Payroll Taxes           3
Solutia Inc.               07/21/05                -          70,364.11          70,364.11  Employer Payroll Taxes           3
Solutia Inc.               07/22/05                -          49,017.81          49,017.81  Employer Payroll Taxes           3
Solutia Inc.               07/27/05                -         136,943.50         136,943.50  Employer Payroll Taxes           3
Solutia Inc.               07/28/05                -          75,630.41          75,630.41  Employer Payroll Taxes           3
Solutia Inc.               07/29/05                -         582,952.17         582,952.17  Employer Payroll Taxes           3
Solutia Inc.               07/15/05                -           6,992.18           6,992.18  Sales/Use Tax                    5
Solutia Inc.               07/20/05                -         210,120.09         210,120.09  Sales/Use Tax                    5
Solutia Inc.               07/25/05                -          44,355.69          44,355.69  Sales/Use Tax                    5
CPFilms Inc.               07/28/05                -          55,684.59          55,684.59  Sales                            5
CPFilms Inc.               07/28/05                -           4,750.53           4,750.53  Use                              5
Solutia Inc.               07/11/05                -             187.53             187.53  Property Taxes                   6
Solutia Inc.               07/13/05                -             110.00             110.00  Property Taxes                   6
Solutia Inc.               07/25/05                -          16,498.38          16,498.38  Property Taxes                   6
Solutia Inc.               07/05/05                -              30.00              30.00  Annual Reports                   7
Solutia Inc.               07/06/05                -              45.00              45.00  Annual Reports                   7
Solutia Inc.               07/08/05                -             110.00             110.00  Other - Franchise                7
Solutia Inc.               07/17/05                -           4,150.69           4,150.69  Annual Reports                   7
Solutia Inc.               07/25/05                -              10.00              10.00  Annual Reports                   7
Solutia Inc.               07/29/05                -             150.00             150.00  Annual Reports                   7
Solutia Inc.               07/29/05                -              28.31              28.31  Federal Excise Tax               7